EXHIBIT 5



                             Joint Filing Agreement



         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.



         This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.



Dated as of:  March 27, 2000          TOWER INVESTMENT GROUP, INC.



                                      By:   /s/ Steven A. Van Dyke
                                         ---------------------------------
                                            Name: Steven A. Van Dyke
                                            Title: President



                                      BAY HARBOUR MANAGEMENT L.C.


                                      By:   /s/ Steven A. Van Dyke
                                         ---------------------------------
                                            Name: Steven A. Van Dyke
                                            Title: President



                                                 /s/ Steven A. Van Dyke
                                                 ----------------------
                                                 STEVEN A. VAN DYKE



                                                 /s/ Douglas P. Teitelbaum
                                                 -------------------------
                                                 DOUGLAS P. TEITELBAUM

                                      TROPHY HUNTER INVESTMENTS, LTD.


                                      By:   /s/ Steven A. Van Dyke
                                         ---------------------------------
                                            Name: Steven A. Van Dyke
                                            Title: Authorized Signatory



                                      BAY HARBOUR INVESTMENTS, INC.


                                      By:   /s/ Steven A. Van Dyke
                                         ---------------------------------
                                            Name: Steven A. Van Dyke
                                            Title: Authorized Signatory



                                      BAY HARBOUR 98-1, LTD.



                                      By:   /s/ Steven A. Van Dyke
                                         ---------------------------------
                                            Name: Steven A. Van Dyke
                                            Title: Authorized Signatory



                                      TROPHY HUNTERS, INC.


                                      By:   /s/ Steven A. Van Dyke
                                         ---------------------------------
                                            Name: Steven A. Van Dyke
                                            Title: Authorized Signatory



                                      BAY HARBOUR PARTNERS, LTD.


                                      By:   /s/ Steven A. Van Dyke
                                         ---------------------------------
                                            Name: Steven A. Van Dyke
                                            Title: Authorized Signatory



                                      BHB LLC


                                      By:   /s/ Steven A. Van Dyke
                                         ---------------------------------
                                            Name: Steven A. Van Dyke
                                            Title: Authorized Signatory